                                                                    EXHIBIT 99.1


                         ROBERTS REALTY INVESTORS, INC.



CONTACT:                                                FOR IMMEDIATE RELEASE
--------                                                ---------------------
Gregory D. Fletcher                                     November 6, 2003
Chief Financial Officer

Telephone:   (770) 394-6000
Fax:         (770) 551-5914


                         ROBERTS REALTY INVESTORS, INC.
                REPORTS FINANCIAL RESULTS FOR THIRD QUARTER 2003

ATLANTA, GA - Roberts Realty Investors, Inc. (AMEX:RPI) reports that its financial results for the quarter ended September 30, 2003 included net income of $5,269,000, or $1.01 per share, compared to a net loss of $1,041,000, or $0.21 per share, during the same period a year ago. For the nine months ended September 30, 2003, net income was $3,459,000, or $0.67 per share, compared to a net loss of $2,559,000, or $0.52 per share, during the nine months ended September 30, 2002. Results for the three and nine months ended September 30, 2003 include a gain on the sale of the company's Highland Park community of $6,070,000, or $1.17 per share, net of minority interest of $2,432,000. This gain is included in income from discontinued operations in the accompanying consolidated statements of operations. During all periods, results include depreciation, a non-cash expense, recorded on the company's real estate assets as required by generally accepted accounting principles (GAAP). Funds From Operations (FFO) increased 86.7% from $279,000 or $0.04 per share during the quarter ended September 30, 2002 to $521,000 or $0.07 per share during the quarter ended September 30, 2003. FFO for the nine months ended September 30, 2003 was $1,586,000, or $0.22 per share, a 2.9% increase from FFO of $1,542,000, or $0.21 per share, for the nine months ended September 30, 2002. A reconciliation of FFO to GAAP net income (loss) is included in the financial data accompanying this press release.

The following tables compare the company's financial results for the three and nine months ended September 30, 2003 to the three and nine months ended September 30, 2002. See the footnotes, the reconciliation of net operating income to GAAP net income (loss) and the reconciliation of FFO to GAAP net income (loss) accompanying this press release.

                                                       For The Three Months Ended
                                                     Sep 30, 2003      Sep 30, 2002            % Change
                                                     ------------      ------------            --------
Operating Revenues                                  $ 4,916,000        $ 4,164,000                18.1%
Property Operating Expenses (1)                     $ 1,955,000        $ 1,860,000                 5.1%
Net Operating Income ("NOI")(2)                     $ 2,961,000        $ 2,304,000                28.5%
Net Income (Loss)                                   $ 5,269,000        $(1,041,000)              606.1%
Net Income (Loss) Per Share (3)                     $      1.01        $     (0.21)              606.1%
Funds From Operations (4)                           $   521,000        $   279,000                86.7%
FFO Per Share (5)                                   $      0.07        $      0.04                86.7%
NOI Margin (6)                                             60.2%              55.3%                4.9%
Average Shares and Units Outstanding                  7,224,517          7,220,324                 0.1%



                                                      For The Nine Months Ended
                                                    Sep 30, 2003       Sep 30, 2002            % Change
                                                    ------------       ------------            --------
Operating Revenues                                  $14,281,000        $12,380,000                15.4%
Property Operating Expenses (1)                     $ 5,608,000        $ 5,077,000                10.5%
NOI (2)                                             $ 8,673,000        $ 7,303,000                18.8%
Net Income (Loss)                                   $ 3,459,000        $(2,559,000)              235.2%
Net Income (Loss) Per Share (3)                     $      0.67        $     (0.52)              235.2%
Funds From Operations (4)                           $ 1,586,000        $ 1,542,000                 2.9%
FFO Per Share (5)                                   $      0.22        $      0.21                 2.9%
NOI Margin (6)                                             60.7%              59.0%                1.7%
Average Shares and Units Outstanding                  7,223,969          7,220,774                 0.1%

The results of the company's Highland Park community, which the company sold on August 6, 2003, are reflected as income from discontinued operations in the accompanying consolidated statements of operations. Highland Park is reflected as assets and liabilities held for sale in the accompanying consolidated balance sheets.

The increase in revenue, operating expenses, NOI and FFO during 2003 is due to the completion of the lease-ups at the company's Veranda Chase and Addison Place apartment communities. The Veranda Chase apartment community lease-up was completed in June 2003, and the Addison Place apartment community lease-up was completed in September 2002.

Same-property financial highlights, excluding Highland Park, for the quarter ended September 30, 2003 compared to the same period a year ago are as follows:

                                                               For The Three Months Ended
                                                            Sep 30, 2003       Sep 30, 2002              % Change
                                                            ------------       ------------              --------
        Operating Revenues                                  $ 2,328,000        $ 2,383,000                (2.3%)
        Property Operating Expenses (1)                     $   940,000        $   905,000                 3.9%
        NOI (2)                                             $ 1,388,000        $ 1,478,000                (6.1%)
        NOI Margin (6)                                             59.6%              62.0%               (2.4%)
        Physical Occupancy (7)                                     93.1%              92.4%                0.7%
        Average Monthly Rent                                $       929        $       965                (3.7%)

Same-property financial highlights, excluding Highland Park, for the nine months ended September 30, 2003 compared to the same period a year ago are as follows:

                                                              For The Nine Months Ended
                                                            Sep 30, 2003       Sep 30, 2002             % Change
                                                            ------------       ------------             --------
        Operating Revenues                                  $ 6,942,000        $ 7,157,000                (3.0%)
        Property Operating Expenses (1)                     $ 2,605,000        $ 2,599,000                 0.2%
        NOI (2)                                             $ 4,337,000        $ 4,558,000                (4.8%)
        NOI Margin (6)                                             62.5%              63.7%               (1.2%)
        Physical Occupancy (7)                                     91.6%              91.5%                0.1%
        Average Monthly Rent                                $       942        $       976                (3.5%)

The tables above summarize the financial results for the company's four apartment communities that were stabilized for the three and nine months ended September 30, 2003 and the three and nine months ended September 30, 2002.

In commenting on the third quarter results, Mr. Charles S. Roberts, the company's Chief Executive Officer, stated, "The difficult apartment market continues to impact our stabilized communities. Although we were able to increase physical occupancy to 93.1% during the third quarter of 2003 from 90.6% during the second quarter of 2003, increases in market-driven rent concessions have negatively impacted our results. Despite this unfavorable apartment market we had a very productive third quarter. We completed the sale of our Highland Park community on August 6, 2003, which resulted in net cash proceeds to the company of $6.9 million. As a result of the sale of Highland Park, we made a special distribution to shareholders of $0.55 per share on August 27, 2003. Also during August, we completed the refinancing of our River Oaks community which resulted in net cash proceeds to the company of $2.1 million."

Mr. Roberts concluded, "We are pleased that in addition to significantly improving our financial position during the third quarter we were also able to make a distribution to our shareholders. We continue to experience an adverse apartment market that is showing no signs of sustainable improvement. We believe these unfavorable conditions will continue through the rest of 2003 and into 2004. In spite of the slow apartment market, the fourth quarter of 2003 will be a very busy time for our company. We are excited about the opening of our newest community in Charlotte, North Carolina. Within the next 60 to 90 days, this 319-unit community will be substantially complete and move-ins will begin. We also anticipate completion of our Addison Place retail center and Northridge office building during the fourth quarter of 2003."

This press release contains forward-looking statements within the meaning of the securities laws. Although the company believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, the company's actual results could differ materially from those anticipated in the forward-looking statements. Certain factors that might cause such a difference include, but are not limited to, the following: occupancy rates and rents may continue to be adversely affected by local economic and market conditions in the company's markets in Atlanta, Charlotte, and Palm Beach; the company's markets may become overbuilt with multifamily apartments; construction costs of a new community may exceed original estimates; construction and lease-up of the company's new properties in Atlanta and Charlotte may not be completed on schedule; and, financing may not be available or, if available, not on favorable terms. For more information about some of these risks and uncertainties, please see the section in Roberts Realty's most recent quarterly report on Form 10-Q entitled Management's Discussion and Analysis of Financial Condition and Results of Operations - Disclosure Regarding Forward-Looking Statements.

Notes to financial data above:

Note 1: Property operating expenses are comprised of personnel, utilities, real estate taxes, insurance, maintenance, landscaping, marketing, and property administration expenses.

Note 2: Net operating income is equal to operating revenues minus property operating expenses. Net operating income is a widely recognized term in the real estate industry, and we believe it provides useful information to investors regarding our results of operations because it explains the contribution of our rental operations to our overall financial results. A reconciliation of net operating income to GAAP net income (loss) is included in the financial data accompanying this press release.

Note 3: Net income (loss) per share is calculated using weighted average common shares of 5,195,129 shares and 5,156,597 shares for the three and nine months ended September 30, 2003, respectively, and 4,931,425 shares and 4,921,298 shares for the three and nine months ended September 30, 2002, respectively.

Note 4: Funds from Operations, or FFO, is defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income (loss) computed in accordance with generally accepted accounting principles, excluding gains or losses from debt restructuring and sales of property and non-recurring items, plus real estate related depreciation and amortization. The company believes that FFO is an important measure of operating performance and that FFO provides useful information to investors because it is a widely accepted financial indicator used by certain investors and analysts to analyze and compare one equity REIT with another on the basis of operating performance. The company computes FFO in accordance with the current NAREIT definition, which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to those other REITs. FFO does not represent amounts available for management's discretionary use for payment of capital replacement or expansion, debt service obligations, property acquisitions, development and distributions or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (determined in accordance with GAAP) as an indication of our financial performance or cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. The company believes that to gain a clear understanding of our operating results, FFO should be evaluated in conjunction with net income (loss) (determined in accordance with GAAP).

Note 5: FFO per share is calculated using weighted average common shares (diluted) of 7,224,517 shares and 7,223,969 shares for the three and nine months ended September 30, 2003, respectively, and 7,220,324 shares and 7,220,774 shares for the three and nine months ended September 30, 2002, respectively.

Note 6: NOI margin equals NOI divided by operating revenues.

Note 7: Physical occupancy represents the average occupancy of our stabilized properties calculated by dividing the total number of vacant days by the total possible number of vacant days for each period and subtracting the resulting number from 100%.

ROBERTS REALTY INVESTORS, INC.
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                    SEPTEMBER 30,    DECEMBER 31,
                                                                                       2003             2002
                                                                                    ---------        ------------
                                                                                    (UNAUDITED)
ASSETS

REAL ESTATE ASSETS - At cost:
   Land                                                                              $  20,411        $  20,482
   Buildings and improvements                                                          118,698          118,511
   Furniture, fixtures and equipment                                                    13,368           13,072
                                                                                     ---------        ---------
                                                                                       152,477          152,065
   Less accumulated depreciation                                                       (29,308)         (24,437)
                                                                                     ---------        ---------
      Operating real estate assets                                                     123,169          127,628
   Construction in progress and real estate under development                           42,681           35,015
                                                                                     ---------        ---------

          Net real estate assets                                                       165,850          162,643

CASH AND CASH EQUIVALENTS                                                                9,099            5,542

RESTRICTED CASH                                                                            343              309

DEFERRED FINANCING COSTS - Net of accumulated amortization of
   $651 and $668 at September 30, 2003 and December 31, 2002,
   respectively                                                                          1,213            1,191

ASSETS HELD FOR SALE                                                                        --            8,570

OTHER ASSETS - Net                                                                         494              752
                                                                                     ---------        ---------

                                                                                     $ 176,999        $ 179,007
                                                                                     =========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
   Mortgage notes payable                                                            $  94,307        $  92,834
   Construction notes payable                                                           38,101           27,891
   Land notes payable                                                                    3,000            6,700
   Swap contract liability                                                               3,890            4,813
   Accounts payable and accrued expenses                                                 2,128            2,178
   Due to Roberts Construction (including retainage payable of $940 and
      $1,122 at September 30, 2003 and December 31, 2002, respectively)                  1,479            2,258
   Security deposits and prepaid rents                                                     420              413
   Liabilities related to assets held for sale                                              --           10,080
                                                                                     ---------        ---------

       Total liabilities                                                               143,325          147,167
                                                                                     ---------        ---------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST OF UNITHOLDERS IN THE OPERATING PARTNERSHIP                            9,361            9,361
                                                                                     ---------        ---------

SHAREHOLDERS' EQUITY:
   Preferred shares, $.01 par value, 20,000,000 shares authorized, no shares
      issued and outstanding                                                                --               --
   Common shares, $.01 par value, 100,000,000 shares authorized, 5,578,959 and
      5,459,391 shares issued at September 30, 2003 and December 31, 2002,
    respectively                                                                            56               55
   Additional paid-in capital                                                           25,987           25,408
   Less treasury shares, at cost (362,588 shares at September 30, 2003 and
       December 31, 2002)                                                               (2,764)          (2,764)
   Unamortized restricted stock compensation                                               (79)            (139)
   Retained earnings                                                                     3,922            3,317
   Accumulated other comprehensive loss                                                 (2,809)          (3,398)
                                                                                     ---------        ---------
          Total shareholders' equity                                                    24,313           22,479
                                                                                     ---------        ---------

                                                                                     $ 176,999        $ 179,007
                                                                                     =========        =========

ROBERTS REALTY INVESTORS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------



                                                                     THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                                        SEPTEMBER 30,                     SEPTEMBER 30,
                                                                   2003              2002             2003            2002
                                                                -----------      -----------      -----------      -----------
                                                                (UNAUDITED)     (UNAUDITED)        (UNAUDITED)      (UNAUDITED)
                                                                -----------      -----------      -----------      -----------

OPERATING REVENUES:
     Rental operations                                          $     4,618      $     3,923      $    13,420      $    11,664
     Other operating income                                             298              241              861              716
                                                                -----------      -----------      -----------      -----------

          Total operating revenues                                    4,916            4,164           14,281           12,380
                                                                -----------      -----------      -----------      -----------

OPERATING EXPENSES:
     Personnel                                                          542              520            1,467            1,336
     Utilities                                                          297              292              867              809
     Repairs, maintenance and landscaping                               347              282              924              807
     Real estate taxes                                                  472              475            1,508            1,361
     Marketing, insurance and other                                     297              291              842              764
     General and administrative expenses                                535              561            1,618            1,575
     Depreciation of real estate assets                               1,586            1,671            5,086            4,764
                                                                -----------      -----------      -----------      -----------
         Total operating expenses                                    4,076            4,092           12,312           11,416
                                                                -----------      -----------      -----------      -----------
INCOME FROM OPERATIONS                                                  840               72            1,969              964
                                                                -----------      -----------      -----------      -----------
OTHER INCOME (EXPENSE):
     Interest income                                                     23                8               55               30
     Interest expense                                                (1,898)          (1,600)          (5,703)          (4,586)
     Loss on disposal of assets                                         (10)             (12)             (21)             (23)
     Amortization of deferred financing costs                           (80)             (71)            (225)            (239)
                                                                -----------      -----------      -----------      -----------

          Total other expense                                        (1,965)          (1,675)          (5,894)          (4,818)
                                                                -----------      -----------      -----------      -----------

LOSS BEFORE  MINORITY  INTEREST  AND GAIN (LOSS) ON SALE OF
REAL ESTATE ASSETS                                                   (1,125)          (1,603)          (3,925)          (3,854)
MINORITY INTEREST OF UNITHOLDERS IN THE OPERATING
PARTNERSHIP                                                             316              508            1,123            1,226
                                                                -----------      -----------      -----------      -----------

LOSS BEFORE GAIN (LOSS) ON SALE OF REAL ESTATE ASSETS                  (809)          (1,095)          (2,802)          (2,628)

GAIN (LOSS) ON SALE OF REAL ESTATE ASSETS,  net of minority
interest of unitholders in the operating partnership                     --               --               77             (102)
                                                                -----------      -----------      -----------      -----------

LOSS FROM CONTINUING OPERATIONS                                        (809)          (1,095)          (2,725)          (2,730)
INCOME FROM DISCONTINUED OPERATIONS, net of minority
interest of unitholders in the operating partnership                  6,078               54            6,184              171
                                                                -----------      -----------      -----------      -----------

NET INCOME (LOSS)                                               $     5,269      $    (1,041)     $     3,459      $    (2,559)
                                                                ===========      ===========      ===========      ===========


INCOME (LOSS) PER COMMON SHARE - BASIC AND DILUTED:


     Loss from continuing operations                            $     (0.16)     $     (0.22)     $     (0.53)     $     (0.55)
     Income from discontinued operations                               1.17             0.01             1.20             0.03
                                                                -----------      -----------      -----------      -----------
     Net income (loss)                                          $      1.01      $     (0.21)     $      0.67      $     (0.52)
                                                                ===========      ===========      ===========      ===========

     Weighted average common shares - basic                       5,195,129        4,931,425        5,156,597        4,921,298

     Weighted average common shares - diluted (effect of
    operating partnership units)                                  7,224,517        7,220,324        7,223,969        7,220,774

ROBERTS REALTY INVESTORS, INC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                                NINE MONTHS ENDED
                                                                                                  SEPTEMBER 30,
                                                                                             2003             2002
                                                                                          ----------       -----------
                                                                                          (UNAUDITED)      (UNAUDITED)
                                                                                          ----------       -----------
OPERATING ACTIVITIES:
   Net  income (loss)                                                                        $  3,459        $ (2,559)
   Adjustments to reconcile net income (loss) to net cash provided by operating activities of continuing operations:
      Income from discontinued operations, net of minority interest                            (6,184)           (171)
      Minority interest of unitholders in the operating partnership                            (1,123)         (1,226)
      (Gain) loss on sale of real estate assets                                                   (77)            102
      Loss on disposal of assets                                                                   21              23
      Depreciation and amortization                                                             5,311           5,003
      Amortization of deferred compensation                                                        38              58
   Change in assets and liabilities:
      Increase in restricted cash                                                                 (34)             (9)
      Decrease (increase) in other assets                                                         258             (28)
      (Decrease) increase in accounts payable and accrued expenses relating to
        operations                                                                               (50)          1,122
      Increase (decrease) in security deposits and prepaid rent                                     7             (25)
                                                                                             --------        --------

          Net cash provided by operating activities from continuing operations                  1,626           2,290
                                                                                             --------        --------
          Net cash provided by operating activities from discontinued operations                  377             574
                                                                                             --------        --------
             Net cash provided by operating activities                                          2,003           2,864

INVESTING ACTIVITIES:
   Proceeds from sale of real estate assets                                                     7,313              --
   Acquisition and construction of real estate assets                                          (9,475)        (15,536)
                                                                                             --------        --------

          Net cash used in investing activities                                                (2,162)        (15,536)
                                                                                             --------        --------

FINANCING ACTIVITIES:
   Proceeds from mortgage notes payable                                                        10,750          22,500
   Payoff of mortgage notes payable                                                            (8,487)             --
   Principal repayments on mortgage notes payable                                                (852)           (752)
   Payoff of land notes payable                                                                (3,700)         (1,300)
   Payment of loan costs                                                                         (248)           (290)
   Proceeds from construction loans                                                            10,210          15,161
   Payoff of construction loan                                                                     --         (22,500)
   Proceeds from lines of credit                                                                   --             802
   Payoff of line of credit                                                                        --          (2,002)
   Payment of dividends and distributions                                                      (3,957)             --
                                                                                             --------        --------

          Net cash provided by financing activities                                             3,716          11,619
                                                                                             --------        --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            3,557          (1,053)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                  5,542           2,617
                                                                                             --------        --------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                     $  9,099        $  1,564
                                                                                             ========        ========



SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

   Cash paid for interest                                                                    $  7,322        $  6,672
                                                                                             ========        ========

ROBERTS REALTY INVESTORS, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(DOLLARS IN THOUSANDS)

Reconciliation of Net Income (Loss) to Funds From Operations

                                                                   THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                        SEPTEMBER 30,                SEPTEMBER 30,
                                                                   2003           2002          2003              2002
                                                                -----------     ---------    -----------     -----------
                                                                (UNAUDITED)    (UNAUDITED)   (UNAUDITED)     (UNAUDITED)
                                                                -----------     ---------    -----------     -----------
Net income (loss)                                                $ 5,269        $(1,041)       $ 3,459        $(2,559)
Minority interest of unitholders - continuing operations            (316)          (508)        (1,123)        (1,226)
Minority interest of unitholders - discontinued operations             3             25             45             80
Loss on disposal of assets                                             8             12             19             25
(Gain) loss on sale of real estate assets, net of minority            --             --            (77)           102
interest
Gain on sale of Highland Park, net of minority interest           (6,070)            --         (6,070)            --
Depreciation expense - continuing operations                       1,586          1,671          5,086          4,764
Depreciation expense - discontinued operations                        41            120            247            356
                                                                 -------        -------        -------        -------

Funds From Operations                                            $   521        $   279        $ 1,586        $ 1,542
                                                                 =======        =======        =======        =======


Reconciliation of Net Operating Income to Net Income (Loss)


                                                                   THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                       SEPTEMBER 30,                SEPTEMBER 30,
                                                                   2003          2002            2003           2002
                                                                -----------   -----------     ----------     ----------
                                                                (UNAUDITED)   (UNAUDITED)     (UNAUDITED)    (UNAUDITED)
                                                                -----------   -----------     ----------     ----------
Operating revenues                                               $ 4,916        $ 4,164        $14,281        $12,380
Property operating expenses                                        1,955          1,860          5,608          5,077
                                                                 -------        -------        -------        -------

     Net operating income                                          2,961          2,304          8,673          7,303
                                                                 -------        -------        -------        -------


Interest expense                                                  (1,898)        (1,600)        (5,703)        (4,586)
General and administrative expenses                                 (535)          (561)        (1,618)        (1,575)
Depreciation and amortization                                     (1,666)        (1,742)        (5,311)        (5,003)
Interest income                                                       23              8             55             30
Loss on disposal of assets                                           (10)           (12)           (21)           (23)
Gain (loss) on sale of real estate assets                             --             --             77           (102)
Minority interest of unitholders                                     316            508          1,123          1,226
Income from discontinued operations                                6,078             54          6,184            171
                                                                 -------        -------        -------        -------

     Net income (loss)                                           $ 5,269        $(1,041)       $ 3,459        $(2,559)
                                                                 =======        =======        =======        =======